EXHIBIT 10.10


                             DEMAND PROMISSORY NOTE



$500,000.00                                            Dated: as of July 1, 2002



         1.       PRINCIPAL.

         FOR VALUE RECEIVED, the undersigned, EarthNetMedia, Inc., a Nevada corporation ("Borrower"), hereby promises to pay to the order of Alie Chang and Felizian Paul (together, "Lender") the principal sum of Five Hundred Thousand United States Dollars and No Cents (U.S.$500,000.00), or so much thereof as shall have been disbursed to Borrower, as reflected in the Schedule annexed to this Note (the "Loan") with interest from the date of this Note on the unpaid principal at the rate of eight percent (8%) per annum.

         2.       SCHEDULE TO NOTE.

         Borrower hereby authorizes Lender to endorse on the Schedule annexed to this Note all loans made to Borrower and all payments of principal amounts in respect of such loans, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all loans made to Borrower; provided, however that the failure to make such notation with respect to any loan or payment shall not limit or otherwise affect the obligations of Borrower under this Note.

         3.       PAYMENT, MATURITY DATE.

         BORROWER SHALL PAY INTEREST AND PRINCIPAL UNDER THIS NOTE ON DEMAND. Unless accelerated pursuant to the terms of this Note, the unpaid principal balance of this Note, together with all unpaid interest accrued thereon, and all other amounts payable by Borrower under the terms of this Note shall be due and payable on December 31, 2005 (the "Maturity Date").

         If any payment of principal or interest to be made by Borrower shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest with respect to such payment. "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday on which banks are open for business in Los Angeles, California.

         All interest due hereunder shall be computed on the basis of a year of 365 days, simple interest, for the actual number of days elapsed.


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         All payments received by Lender under this Note shall be credited first to any charges or other expenses for which Lender is entitled to payment hereunder, next to accrued but unpaid interest, and third to unpaid principal.

         4.       MANNER OF PAYMENT.

         Principal and interest on the Loan, and all other amounts payable hereunder, is payable in lawful currency of the United States of America in immediately available funds at Lender's address of 222 Amalfi Drive, Santa Monica, California 90402, payable jointly to the individuals constituting Lender under this Note.

         5.       EVENT OF DEFAULT/REMEDIES.

                  (a) EVENTS OF DEFAULT. Any of the following events shall constitute an Event of Default:

                           (i)     breach by Borrower of any of Borrower's obli-
gations or covenants under this Note; provided that Borrower shall have ten (10) days from the date of any failure to perform any of its obligations or covenants under this Note not involving the payment of money to Lender, within which to cure said failure; or

                           (ii)    Borrower (A) becomes insolvent or admits in
writing Borrower's inability to pay Borrower's debts as they mature, (B) makes any assignment for the benefit of creditors, or (C) applies for or consents to the appointment of a receiver or trustee for Borrower or for a substantial part of Borrower's property or business, or a receiver or trustee otherwise is appointed and is not discharged within thirty (30) days after such appointment; or

                           (iii)   any of Borrower's representations or
warranties made herein or in any statement or certificate at any time given by Borrower pursuant hereto or in connection herewith is false or misleading in any material respect; or

                           (iv)    any bankruptcy, insolvency, reorganization or
liquidation proceeding or other proceeding for relief under any bankruptcy law or any law for the relief of debtors is instituted by or against Borrower; or

                           (v)     breach by Borrower of any obligation,
agreement, covenant, representation or warranty of Borrower made in or arising under the Security Agreement (as defined in Section 13 hereof).

                  (b) REMEDIES. Upon the occurrence and during the continuance of an Event of Default described in Subsections 5(a)(ii) or 5(a)(iv) above, all indebtedness under this Note shall automatically be immediately due and payable. In addition, Lender, at its option, and without notice to Borrower, may take one or more of the actions described below. Upon the occurrence and during the continuance of any other Event of Default, Lender at its option and, unless otherwise specified below, without notice to Borrower, may do any one or more of the following:


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                           (i)     declare all indebtedness under this Note
immediately due and payable and credit any sums received thereafter in such manner as it elects upon such indebtedness; provided, however, that such application of sums so received shall not serve to waive or cure any default existing under this Note nor to invalidate any notice of default or any act done pursuant to such notice and shall not prejudice any rights of Lender; and

                           (ii)    exercise any or all rights provided or
permitted by law or granted pursuant to this Note in such order and in such manner as Lender may, in its sole judgment, determine.

                  (c) NO WAIVER OF REMEDIES. No waiver of any breach of or default under any provision of this Note shall constitute or be construed as a waiver by Lender of any subsequent breach of or default under that or any other provision of this Note.

                  (d) REMEDIES NOT EXCLUSIVE. No remedy herein conferred upon Lender is intended to be exclusive of any other remedy herein or in any other agreement between the parties hereto or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute.

         6.       COVENANTS AND AGREEMENTS.

         Borrower hereby makes the following covenants, which shall be deemed to be continuing covenants until payment in full of all indebtedness of Borrower to Lender arising under this Note:

                  (a) Borrower agrees to furnish to Lender, upon request, such other information relating to the affairs, the operations and/or the financial condition of Borrower as Lender may from time to time request.

                  (b) Borrower shall promptly notify Lender in writing of the occurrence of any act or event including, without limitation, the commencement or threat of any action, suit, claim or proceeding against or investigation of Borrower which could materially and adversely affect Borrower or which could impair the validity, effectiveness or enforceability of, or impair Borrower's ability to perform its obligations under, this Note, and of the occurrence of any Event of Default or any event which with the giving of notice, the lapse of time, or both, would become an Event of Default and the action Borrower proposes to take with respect thereto.

                  (c) Borrower shall, at any time and from time to time, upon the written request of Lender, execute and deliver to Lender such further documents and instruments and do such other acts and things as Lender may reasonably request in order to effectuate fully the purpose and intent of this Note.

         7.       REPRESENTATIONS AND WARRANTIES OF BORROWER.


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         Borrower hereby makes the following representations and warranties, which shall be deemed to be continuing representations and warranties until payment in full of all indebtedness of Borrower to Lender arising pursuant to this Note.

                  (a) NO CONFLICT. The execution, delivery and performance of this Note are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which Borrower or any of Borrower's assets or property may be bound or affected and do not cause any security interest, lien or other encumbrance to be created or imposed upon any such property by reason thereof.

                  (b) NO DEFAULT. There has occurred and is continuing no Event of Default or any event which with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

                  (c) LITIGATION. There is no action, suit or proceeding pending or, to the best of Borrower's knowledge and belief, threatened against or affecting Borrower which could impair the validity, effectiveness or enforceability of, or impair Borrower's ability to perform its obligations under this Note, whether said actions, suits or proceedings are at law or in equity or before or by any governmental authority.

         8.       DEFAULT RATE.

         Any amounts not paid when due shall thereafter bear interest at a rate per annum equal to the interest rate set forth in Section 1 above, plus two percent (2%), not to exceed the maximum rate permitted by applicable law.

         9.       WAIVER.

         Borrower hereby waives any right of offset Borrower may now or hereafter have against Lender, and Borrower hereby also waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of Borrower hereunder, Lender may extend any maturity date or the time for payment of any installment due hereunder, accept additional security, release any party liable hereunder and release any security now or hereafter securing this Note. Borrower further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note.

         10.      RIGHT OF SETOFF.

         Upon and after the occurrence of any Event of Default, Lender is hereby authorized by Borrower, at any time and from time to time, without notice to Borrower, to set off against, and to appropriate and apply to the payment of, the obligations and liabilities of Borrower hereunder (whether matured or unmatured), any accounts maintained with it by Borrower and/or any and all amounts owing by Lender to Borrower (whether matured or unmatured, and however evidenced).


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         11.      JURISDICTION.

         For any action related to the judicial enforcement or interpretation of this Note, Borrower expressly submits to the nonexclusive jurisdiction of the state or federal courts located in the County of Los Angeles in the State of California at the election of Lender, which election may be made from time to time. Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by mailing of copies thereof by registered or certified mail, postage prepaid, to Borrower at Borrower's address for notice furnished to Lender, such service to become effective five (5) days after such mailing. Nothing herein shall affect the right to serve process in any other manner permitted by law or the right of Lender to bring legal action or proceedings in any other jurisdiction.

         12.      WAIVER OF JURY TRIAL.

         BORROWER HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, OR ANY DEALINGS RELATING TO THE SUBJECT MATTER OF THIS NOTE OR THE SECURITY AGREEMENT (AS DEFINED BELOW) AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower acknowledges that this waiver is a material inducement to Lender to make the Loan and that Lender has already relied on this waiver in entering into this transaction, and that Lender will continue to rely on this waiver in its related future dealings. Borrower further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         13.      SECURITY AGREEMENT.

         This Note is secured by, and entitled to the benefits of, that certain Security Agreement dated as of the date hereof between Borrower and Lender (the "Security Agreement").

         14.      LEGAL FEES.

         Borrower agrees to pay all costs and expenses, including without limitation attorneys' fees actually incurred by Lender in connection with the enforcement of any obligation of Borrower under this Note.

         15.      SEVERABILITY.


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         In case any term or any provision of this Note shall be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         16.      HEADINGS.

         Headings used in this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

         17.      GOVERNING LAW.

         This Note shall be governed by and construed in accordance with the laws of the State of California.




                                                  Borrower:

                                                  EarthNetMedia, Inc.



                                                  By:  /s/ ALIE CHANG
                                                       ____________________
                                                       Its  CEO & President



                                                  By: /s/  FELIZIAN PAUL
                                                      _____________________
                                                           Its  Chairman